                                   [LETTERHEAD]

December 19, 1996


Ms. Debbie Faulkner
ACTIVE VOICE
2901 Third Avenue, Suite 500
Seattle, Washington  98121

Dear Debbie:

Please refer to your Lease dated January 31, 1991, the First Amendment dated March 4, 1992, the Amendment dated September 17, 1993, the Amendment dated April 27, 1994, and the Amendment dated August 11, 1994 thereto. Please consider this a further addendum to that Lease.

Paragraph 1. DESCRIPTION shall reflect an increase in Lessee's Premises by approximately 56,907 rentable square feet, approximately 29,263 rentable square feet on a portion of the 1st floor and 27,747 rentable square feet on the 6th floor. For clarification purposes, Lessee's total rentable square footage at Third & Broad shall be as follows:

                   "Existing          "Expansion
                    Premises"            Space"           "New Premises"
                  -----------         -----------         ---------------

1st Floor:         15,794 rsf          29,263 rsf           45,057 rsf
3rd Floor:          9,706 rsf               0 rsf            9,706 rsf
5th Floor:         44,677 rsf               0 rsf           44,677 rsf
6th Floor:         19,464 rsf          27,747 rsf           47,211 rsf
                  ------------        ------------         ---------------
                                                           146,651 rsf

Paragraph 2. TERM shall be amended as follows: The lease term for Lessee's Existing Premises shall continue through July 10, 1997. Commencing on July 11, 1997 the term of the lease for the New Premises shall be for a period of 144 months. The new lease term expiration for all Premises shall be July 10, 2009.

                                   EXHIBIT "B"

Ms. Debbie Faulkner
December 19, 1996
Page 2



     (a) With reference to Lessee's Existing Premises all of Lessee's space pockets shall have expired prior to the commencement of the new lease commencement date of July 11, 1997.

     (b) With reference to the expansion space, all drawings shall be completed and approved prior to vacancy of the expansion space by the existing tenants. The rent on the expansion space shall commence upon the earlier of occupancy by Lessee either in whole or in part or two months after vacation of the Expansion Space by the existing tenant. Lessee shall be entitled to possession of the Expansion Space on vacation of the space by the existing tenant to commence tenant improvements. Possession to perform tenant improvements shall not be deemed occupancy.

     (c) With reference to the 1st floor expansion space, commencement shall be as defined in subparagraph (b). Occupancy shall be approximately April 1, 1999 provided, however, possession to perform tenant improvements shall be provided no later than the expiration of the existing tenant's lease which is January 31, 1999.

     (d) With reference to the 1st floor expansion space Lessee shall have the right to space pocket up to 6,000 usable square feet upon occupancy. Lessee shall commence paying rent upon the space pocket area upon occupancy or in increments according to the following absorption schedule, whichever occurs first.

          After six (6) months of occupancy 3,000 usable square feet. After twelve (12) months of occupancy 3,000 usable square feet.

     (e) With reference to the 6th floor expansion space Lessee acknowledges that Lessor has extended the Harris Group lease through December 31, 1997.

     (f) With reference to the 6th floor expansion space commencement shall be as defined in subparagraph (b). Therefore, occupancy shall be approximately March 1, 1998 if Lessee is able to commence tenant improvements by January 1, 1998.

Ms. Debbie Faulkner
December 19, 1996
Page 3


     (g) With reference to the 6th floor expansion space Lessee shall have the right to space pocket up to 9,123 rentable square feet upon occupancy. Lessee shall commence paying rent upon the space pocket area upon occupancy or in increments according to the following absorption schedule, whichever occurs first.

                 After 12 months of occupancy 9,123 rentable square feet.

Paragraph 43. RENEWAL OPTION shall be deleted and replaced with the following:

Lessee shall have the right to renew this lease under the same terms and conditions, except rent, for two (2) five year renewal periods. Base rent for the renewal term shall be equal to the fair market value for comparable space in the Denny Regrade area at the time the renewal option is exercised with a new base year, including operating services and real estate taxes, for the first 12 months of each extended term. Lessee must give notice of its election to renew at least 270 days prior to the expiration of the then lease term. In addition, Lessee shall have the right to renew this lease and its addenda, if any, after July 10, 2002 upon 270 days written notice by Tenant.

Paragraph 19. OPERATING SERVICES AND REAL ESTATE TAXES shall reflect a new base year for the Existing Premises which shall be 1995.

Paragraph 37. BASE RENTAL RATE shall be amended to reflect that the base rental rate commencing on July 11, 1997 for the Premises shall be as follows (Note: that any space occupied either in whole or in part earlier than the stated date shall be the date rent commences versus the stated date):

     1st Floor - Expansion Premises  (29,263 rsf)

               Base Rental Rate

     April 1, 1999 - March 30, 2005:    $14.95 rsf
     April 1, 2005 - March 30, 2007:    $15.95 rsf
     April 1, 2007 - July 10, 2009:     $16.45 rsf

Ms. Debbie Faulkner
December 19, 1996
Page 4


1st Floor - Existing Premises   (15,794 rsf)
-----------------------------

                     Base Rental Rate
                     -----------------

     July 11, 1997 - July 10, 1999:     $13.00 rsf*
     July 11, 1999 - January 10, 2004:  $14.00 rsf*

                              * In addition to normal increases in base rent due to operating expenses and real estate tax escalation pass-throughs with ninety (90) days prior written notice, the stated base rent shall be increased by all operating expense and real estate tax escalation increases from original lease inception through July 10, 1997.

     January 11, 2004 - July 10, 2006:  $15.95 rsf
     July 11, 2006 - July 10, 2009:     $16.95 rsf

     1st Floor - Existing Premises (2,438 rsf)
     ------------------------------

                    Base Rental Rate
                    -----------------
     July 11, 1997 - July 10, 2002:     $8.00 rsf*
     July 11, 2002 - July 10, 2009:     $12.00 rsf*

                              * In addition to normal increases in base rent due to operating expenses and real estate tax escalation pass-throughs with ninety (90) days prior written notice, the stated base rent shall be increased by all operating expense and real estate tax escalation increases from original lease inception through July 10, 1997.

Ms. Debbie Faulkner
December 19, 1996
Page 5

     3rd Floor - Existing Premises
     -----------------------------

                    Base Rental Rate
                    ----------------

     July 11, 1997 - July 10, 2000:     $13.00 rsf*
     July 11, 2000 - July 10, 2002:     $14.00 rsf*

                              * In addition to normal increases in base rent due to operating expenses and real estate tax escalation pass-throughs with ninety (90) days prior written notice, the stated base rent shall be increased by all operating expense and real estate tax escalation increases from original lease inception through July 10, 1997.

     July 11, 2002 - July 10, 2006:     $15.95 rsf
     July 11, 2006 - July 10, 2009:     $16.95 rsf

     5th Floor - Existing Premises
     -----------------------------

                    Base Rental Rate
                   -----------------

     July 11, 1997 - July 10, 1999:     $17.50 rsf*
     July 11, 1999 - July 10, 2003:     $18.00 rsf*

                              * In addition to normal increases in base rent due to operating expenses and real estate tax escalation pass-throughs with ninety (90) days prior written notice, the stated base rent shall be increased by all operating expense and real estate tax escalation increases from original lease inception through July 10, 1997.

     July 11, 2002 - July 10, 2009:     $20.50 rsf

     6th Floor - Expansion Premises
     ------------------------------

     July 11, 1997 - July 10, 2007:     $15.50 rsf*
     July 11, 2007 - July 10, 2009      $20.50 rsf*

Ms. Debbie Faulkner
December 19, 1996
Page 6


                              * In addition to normal increases in base rent due to operating expenses and real estate tax escalation pass-throughs with ninety (90) days prior written notice, the stated base rent shall be increased by all operating expense and real estate tax escalation increases from original lease inception through July 10, 1997.

     6th Floor - Existing Premises
     -----------------------------

     July 11, 1997 - July 10, 2002:     $15.00 rsf
     July 11, 2002 - July 10, 2007:     $15.50 rsf*
     July 11, 2007 - July 10, 2009      $20.50 rsf*


                              * In addition to normal increases in base rent due to operating expenses and real estate escalation pass-throughs with ninety (90) days prior written notice, the stated base rent shall be increased by all operating expense and real estate escalation increases from original lease inception through July 10, 1997.

Paragraph 38.  FINISH WORK shall be deleted and replaced with the following:

It is acknowledged that as of the date of this lease amendment Lessee is still entitled to the following unused tenant improvement allowances for the Existing Premises.

     UNUSED ALLOWANCES:  See "Exhibit A" attached.

With reference to the Expansion Premises Lessee shall be entitled to the following allowances.

     1ST FLOOR - EXPANSION PREMISES:    $10.00 per rentable square foot
     -------------------------------

     6TH FLOOR - EXPANSION PREMISES:    $26.92 per rentable square foot
     -------------------------------

Ms. Debbie Faulkner
December 19, 1996
Page 7

Upon execution of this amendment by Lessee the tenant improvement allowance may be utilized any portion of the New Premises at any time. Lessee shall have the right to use Lessee's own contractor as long as Lessor approves Lessee's contractor, which consent shall not be unreasonably withheld. Tenant improvements that are approved by Landlord shall remain and become property of Landlord.

Lessee shall pay for all tenant improvements and shall have the right to off-set against its rent for its actual costs not to exceed the monthly rental amount attributed to each portion of the additional Premises for which the work was performed. Copies of actual invoices for work performed shall be furnished Lessor. Lessee shall be entitled to a monthly interest rate of 2% over Seattle-First National Bank's quoted prime rate until reimbursed in full for the cost of the improvements by means of the off-set. The interest calculation shall be computed by Lessee and submitted to Lessor for credit. In the alternative, Lessor shall have the right to pay for the tenant improvements upon completion or at any time, provided Lessor reimburses Lessee for any balance owing Lessee for the cost of improvements incurred plus accrued interest, if any.

Lessee shall be provided an allowance of $.12 per rentable square foot for the Expansion Premises for space planning. In addition, Lessor shall perform all working drawings and in addition, Lessor will provide all mechanical, electrical, structural and fire protection engineering.

Lessor will review the mechanical drawings for the Existing Premises and will add heat pumps to create better air circulation throughout Lessee's Premises to the extent necessary to meet Tenant's reasonable requirements, if necessary. Lessee will be reasonable in reviewing Lessor's recommendations on this item.

Commencing after July 11, 2002, Lessor will repaint the entire Premises and provide up to a $5.00 per rentable square foot refurbishment allowance for the 5th and 6th floors of the Premises and a $2.00 per rentable square foot refurbishment allowance for the 1st and 3rd floors. The refurbishment allowance will be spent to refurbish the tenant improvements in the space as determined by Lessee and in Lessee's reasonable discretion. A portion of said allowance may be utilized at any time after the fifth year of the new lease term.

Lessor, at its sole cost and expense, will after execution of this Lease Amendment perform the repairs to the building as specified on Exhibit "B" attached hereto.

Lessor shall refurbish and upgrade the elevators utilizing marble similar to the marble in

Ms. Debbie Faulkner
December 19, 1996
Page 8

the 1000 2nd Avenue Building elevators. In addition, at July 11, 2002, Lessor shall upgrade and maintain the elevator finishes in a first class manner as described in Paragraph 15. SERVICES of the Prime lease dated January 31, 1991. A new paragraph entitled TRASH RECEPTACLE shall be added to read as follows:

"Lessor agrees to work with Lessee in good faith to relocate the trash and recycling dumpsters to another location other than the freight area. The cost for this relocation shall be paid for from the tenant improvement allowance. The dumpsters shall only be relocated if the final location is approved by Lessor in Lessor's sole discretion acting in good faith."

Lessee has prior to the date of this Lease Amendment expended the sum of $4,350.00 for a security system in Lessee's Premises. Lessee shall have the right, at Lessee's sole discretion, to submit an invoice to Lessor for reimbursement of this amount, which amount shall be paid for as part of the tenant improvement allowance.

Paragraph 15. SERVICES of the lease shall be modified to acknowledge the following:

     1. Lessor will wash the exterior windows at least three times per calendar year.

     2. Lessor will provide janitorial service for the common areas of the building, similar to that which is currently provided by the roving day janitor.

     3. Lessor will use its best faith efforts to control smoking at the building entrance on Third Avenue in accordance with the Washington Administrative Code 296-62-12000.

All prior reference to RIGHT OF FIRST REFUSAL shall be deleted and replaced with the following:

"Lessor will provide Lessee with a Right of First Refusal to lease other space on the second, third or fourth floors subordinate to current tenants prior first rights. If Lessor has an interested party for the space, then Lessor will notify Lessee accordingly and Lessee shall have five (5) working days from receipt of said written notice in which to agree to match the offer on the same terms and conditions or decline to lease the space. Lessee will be required to lease all of the Premises offered. Lessee shall not have a right to lease only a portion of the Premises offered to Lessee. "

In the event Lessor does not have a party interested in available space in the building,

Ms. Debbie Faulkner
December 19, 1996
Page 9

then Lessee shall have the right to take all or a portion of said Premises available for lease on market terms and conditions except rent, which shall be at 95% of the market rent for similar space in the Denny Regrade area.

Paragraph 39. PARKING shall be amended to provide that Lessee will be entitled to one (1) self-parking stall per 750 rentable square foot of leased space in the covered parking garage in the basement of the building at the per month, per stall cost tenant is paying for other stalls under its Prime lease. Lessee shall have the right to designate up to six (6) stalls as reserved stalls on the upper level of the parking garage and marked exclusively for tenant's use. The cost of these reserved stalls shall be at the same rate Lessee is paying for its unreserved stalls. If feasible and mutually agreed upon between Lessor and Lessee, Lessor shall provide Lessee with sole use of the lower parking level for Lessee's exclusive parking. In the event Lessee is not entitled to all parking spaces on the entire lower parking level then Lessor and Lessee will mutually agree on how Lessee's unallotted stalls in the lower parking area will be leased to other tenants of the building. Lessee shall have the right, if Lessee so elects, to put in a security gate and a security system as mutually agreed upon at Lessee's sole expense. The cost of the security gate may be paid from the allowances provided in this Lease Amendment.

Paragraph 52. REDUCTION OF FIRST FLOOR PREMISES shall be deleted.

Paragraph 44. SPACE REDUCTION shall not be applicable to months 1 - 60 of the lease term but shall apply to months 61 - 144 of this new amended term.

A new paragraph entitled Agent's Fee shall read as follows:

An agent's fee shall be paid to Steven C. Johnson & Associates within 15 days of Lessee's execution of this Amendment. A table showing all current and past due amounts and the exact dates the amounts are owing were/are owing is shown below.

     1st Floor - Existing Premises
     -----------------------------

          Amount:   $2.50 x 15,794 rsf
          Due:      1/3 upon execution, 2/3 on December 31, 2001

     1st Floor - Expansion Premises
     ------------------------------

          Amount:   $3.50 x 29,263 rsf
          Due:      1/2 upon execution, 1/2 upon occupancy

Ms. Debbie Faulkner
December 19, 1996
Page 10

     3rd Floor - Existing Premises
     -----------------------------

          Amount:   $2.50 x 9,706 rsf
          Due:      1/3 upon execution, 2/3 on December 31, 2001

     5th Floor - Existing Premises
     -----------------------------

          Amount:   $2.50 x 44,677 rsf
          Due:      1/3 upon execution, 2/3 on December 31, 2001

     6th Floor - Expansion Premises
     ------------------------------

          Amount:   $4.00 x 27,747 rsf
          Due:      1/2 upon execution,  1/2 on December 31, 1996

     6th Floor - Existing Premises
     -----------------------------

     Amount:   $4.00 x 19,464 rsf
     Due:      June 1, 1994 plus interest @ Prime = 2%

     In addition, it is agreed that any further expansions on the 2nd, 3rd and 4th floors in the future in which agent represents Lessee shall bear an agent's fee of $3.50 per rentable square foot, one half due upon Lease Amendment execution and one half due upon Lease commencement.

Any amounts not paid on any amounts owing under this Lease Amendment on the dates shown shall bear interest at the annual interest rate of 2% over Seattle-First National Bank's quoted Prime Rate until reimbursed in full. Lessee shall have the right to reduce rent to pay such amounts owing.

If Lessee reduces the size of the first floor premises in accordance with Paragraph 44. SPACE REDUCTION Agent's Fee for the first floor expansion only shall be reduced proportionately.

Except as modified herein, all other terms and conditions of the Prime Lease as amended shall remain unchanged and in full force and effect.

Ms. Debbie Faulkner
December 19, 1996
Page 11



If you are in agreement with the above, please execute both copies and return them to me for Mr. Selig's signature. Upon full execution I shall return one copy to you for your files. Thank you for all your help and assistance and we continue to look forward to satisfying your office space needs.

Very truly yours,



/s/ Theresa Groff
-------------------


Attachments

cc:  Steve Johnson



                         AGREED AND ACCEPTED:

MARTIN SELIG REAL ESTATE *                  ACTIVE VOICE CORPORATION

/s/ Martin Selig                            /s/ R. L. Richmond
-----------------------------               ----------------------------
                                            By: R. L. Richmond
                                            ----------------------------
                                            Its: CEO
                                            ----------------------------

12/20/96                                    December 19, 1996
-----------------------------               ----------------------------
Dated                                       Dated

* This Lease Amendment shall be effective if the Bank of Nova Scotia's Lessor's lender approves Subordination, Non-Disturbance, and Attornment Agreement acceptable to Lessee regarding this Amendment.

Ms. Debbie Faulkner
December 19, 1996
Page 12

"EXHIBIT A"

This Exhibit sets forth the unused allowances on Lessee's Existing Premises. To alleviate any discrepancy or confusion over the amount of any allowances owing Lessee as of the date of this Lease Amendment this Exhibit is intended solely for the purpose of clarifying any unused tenant improvement allowances per the prior original Lease and any Amendments thereto.

1. Original Lease, Page 3, Paragraph 15. "Services". This provision provides Lessor shall repaint and recarpet the entire space with the same quality of materials as originally used, every five (5) years or as needed. Determination of need shall be made by Lessee, which determination shall be reasonable.

     Lessee's rights under this provision continue under this Lease Amendment. This provision sets forth maintenance and repair requirements under the Lease. This obligation has nothing to do with any original tenant improvement allowance of any of the Premises.

2. Amendment date April 27th, 1994. The April 27th, 1994 Amendment is in reference to the Initial space taken by Lessee on the sixth floor of the building. Refer to Page 1, Paragraph 38, "Finish Work". Lessee was provided a $10.00 per square foot allowance based on 19,464 square feet or a total allowance towards tenant improvements of $194,640. Lessee was entitled to perform the tenant improvements and upon presentation of actual invoices will be entitled to reimbursement from Lessor on January 1, 1997. In the event that Lessor elects not to pay Lessee in full for the tenant improvements then any balance owing shall be amortized at Prime + 2 and shall be offset against the rent Lessee pays for the 19,464 square feet on the sixth floor until reimbursed in full.

3. Amendment dated August 11th, 1994, Page 2. This Amendment is in reference to the existing third floor Premises. Lessee was provided a $16.00 per square foot allowance based on 9,706 square feet or a total allowance of $155,296. Included in the $16.00 per square foot allowance was the right to a loading ramp into Lessee's third floor space according to mutually agreeable reasonable specifications. Lessee had the right to spend or pay for the tenant improvements and have those costs offset against its rent for the third floor Premises. Any improvements which are not reimbursed when incurred by Lessee shall be offset against the rent for those Premises as provided in the Amendment.

Ms. Debbie Faulkner
December 19, 1996
Page 13


Lessor's records show that as of October 1996 Lessee has offset $47,837.59 against this allowance amount. The remaining balance is $107,458.41.

4. This provision is contained in Amendment dated August 11th, 1994, Page 5, Paragraph 42. "Expansion Options." This provision is again a maintenance and repair provision and is not a specific original tenant improvement allowance for build-out of the original Premises. The provision provides that on July 15th, 2002, Lessee shall be given a $5.00 per square foot allowance for retrofitting the fifth floor or $223,385 ($5 x 44,677 s.f.) to refurbish the New Premises.

Ms. Debbie Faulkner
December 19, 1996
Page 14


                                      "EXHIBIT B"

* Lessor and Lessee acknowledges that long term parking of vehicles in the loading dock causes inconvenience to Lessee's shipping/receiving operations. Lessor will install signage limiting the amount of time vehicles may park in the loading dock. Lessor will monitor such use on an ongoing basis, enforce parking limitations, and impound violators.

* Lessor and Lessee acknowledge the height of the canopy over the loading dock is too low. Lessor, at Lessee's option will raise the canopy.

* Lessor will remove the threshold and install a new, longer and stronger pin at bottom of the doors and maintain the doors and locking system in a manner consistent with first class office buildings.

STATE OF WASHINGTON   )
                      )                    ss.
COUNTY OF KING        )


    On this 20th day of December, 1996, before me, a Notary Public in and for the State of Washington, personally appeared MARTIN SELIG, the individual who executed the within and foregoing instrument and acknowledged said instrument to be his free and voluntary act and deed for the uses and purposes therein mentioned.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal, the day and year first above written.

                                          /s/Jill M. Arend
                             ------------------------------------------------
                             Notary Public in and for the State of Washington
     [SEAL]                  Residing at:  Fall City
                             My commission expires:    6-1-98



STATE OF WASHINGTON     )
                        )                ss.
COUNTY OF KING          )


     On this 19th day of December, 1996, before me a Notary Public in and for the State of Washington, personally appeared ROBERT L. RICHMOND to me known to be the CEO, respectively, of Active Voice Corporation, the corporation that executed the within and foregoing instrument, and acknowledge said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she/they is/are authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal, the day and year first above written.

                              /s/ Debra A. Faulkner
                            ------------------------------------------------
                            Notary Public in and for the State of Washington Residing at: Seattle, WA
                            My commission expires: 10-1-00